UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2014 (January 16, 2014)

RCS Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35924	38-3894716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Ave., 15th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(866) 904-2988

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

RCS Capital Corporation Enters into a Purchase Agreement to Acquire J.P. Turner & Company

On January 16, 2014, RCS Capital Corporation (the “Company”) entered into a Membership Interest Purchase Agreement (“Purchase Agreement”) with a number of individuals (collectively, the “Sellers”) relating to the purchase (the “Purchase”) by a subsidiary of the Company of all outstanding membership interests held by the Sellers in J.P. Turner & Company, LLC, an independent brokerage and investment banking firm, and its affiliated investment advisory company, J.P. Turner & Company Capital Management, LLC (collectively, the “JPT Entities”). None of the Sellers or the JPT Entities has a material relationship with the Company and the Purchase will not be an affiliated transaction.

Transaction Consideration

Pursuant to the terms and subject to the conditions of the Purchase Agreement, the Company has agreed to pay total consideration of $27 million for the Sellers’ respective membership interests in the JPT Entities, 70% in cash and 30% in the form of Class A Common Stock, par value $0.001 per share, of the Company (“Class A Shares”), payable 60% at the closing of the Purchase and 40% on the first anniversary of the closing date, as more fully set forth below.

At the closing, the Company will pay to the Sellers cash in the aggregate amount of $11,340,000, subject to a working capital adjustment, plus an aggregate number of Class A Shares equal to (i) $4,860,000 divided by (ii) the average of the per share closing price of the Class A Shares for the five trading days ending on the trading day immediately prior to the closing date.

On the one year anniversary of the closing date, the Company will make an additional aggregate cash payment of $7,560,000 to the Sellers and issue to the Sellers an aggregate number of Class A Shares equal to (i) $3,240,000 divided by (ii) the average of the per share closing price of the Class A Shares for the five trading days ending on the trading day immediately prior to such anniversary date. However, the additional cash and Class A Share consideration to be paid on the one year anniversary of the closing date will be reduced if the JPT Entities’ actual revenue or EBITDA for the fiscal year ended December 31, 2013 is less than 95% of the JPT Entities’ estimated revenue or EBITDA, as applicable, for such year. Any such price reduction will be equal to the product of the additional aggregate cash and Class A Shares consideration multiplied by the amount, expressed as a percentage, by which the JPT Entities’ actual revenue or EBITDA for the fiscal year ended December 31, 2013 is less than 95% of the JPT Entities’ estimated revenue or EBITDA, as applicable, for such year (whichever percentage reduction is greater).

Earn-Out Payments

Pursuant to the Purchase Agreement, the Company also has agreed to make earn-out payments to the Sellers with respect to each of the fiscal years ending December 31, 2014, December 31, 2015 and December 31, 2016, based on the achievement of certain agreed-upon revenue or EBITDA performance targets in those years (subject to an annual combined minimum performance hurdle of 8.0% and an annual dollar cap of $2,516,667).Each earn-out payment, if any, will be made by the Company 50% in cash and 50% in the form of Class A Shares (unless the Sellers elect to receive a greater amount of Class A Shares).

The Purchase Agreement includes customary representations and warranties and covenants and is subject to customary and other closing conditions, including approval of the change in control of J.P. Turner & Company, LLC by the Financial Industry Regulatory Authority, Inc. (FINRA) and completion by the Company of its pending acquisition of Cetera Financial Holdings, Inc. Subject to the satisfaction or (if permissible) waiver of those conditions, the closing of the Purchase is expected to occur later in 2014.

A copy of the Purchase Agreement is attached hereto as Exhibit 2.2 and is incorporated herein by reference. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement. The representations and warranties in the Purchase Agreement were made solely for the benefit of the parties thereto, were made as of a specified date, are qualified by confidential disclosure schedules, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, and may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Purchase Agreement are not necessarily, and should not be relied on by investors as, characterizations of the actual state of facts about the Company or the Sellers at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission.

Item 7.01. Regulation FD Disclosure.

Investor Presentation

The Company prepared an investor presentation with respect to the Purchase Agreement. Directors, officers and other representatives of the Company and the JPT Entities intend to present some of or all of such investor presentation at various conferences and meetings in the coming months. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Such investor presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 8.01. Other Events.

Press Release

On January 17, 2014, the Company issued a press release announcing the execution of the Purchase Agreement and related information, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K (including information furnished, included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Exchange Act), which reflect the Company’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by the Purchase Agreement will be consummated, plans for the operations of the Company post-closing, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the Company post-closing, including regarding future dividends and market valuations, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain requisite approvals for the Purchase, including, among other things, regulatory approval of certain changes in control of J.P. Turner & Company, LLC, which is registered as a broker-dealer with FINRA; market volatility; unexpected costs or unexpected liabilities that may arise from the Purchase, whether or not consummated; the inability to retain key personnel; the deterioration of market conditions; and future regulatory or legislative actions that could adversely affect the parties to the Purchase Agreement. Additional factors that may affect future results are contained in the Company’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company disclaims any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.2*	Membership Interest Purchase Agreement, dated as of January 16, 2014, by and among RCS Capital Corporation, Braves Acquisition, LLC, the sellers named therein and the sellers’ representative named therein.
99.1	Investor Presentation
99.2	Press Release dated January 17, 2014

*	Pursuant to Item 601(b)(2) of Regulation S-K, the Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCS Capital Corporation

Date: January 17, 2014	By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Chief Executive Officer and Director